Exhibit 10.1C

SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (the “Amendment”) is made effective as of the 15th day of May, 2015, by and among JAN MALCOLM JONES, JR., INDIVIDUALLY, RANDALL THOMAS SKINNER, INDIVIDUALLY, EDWARD SKINNER JONES, AS TRUSTEE OF THE EDWARD SKINNER JONES REVOCABLE LIVING TRUST DATED JANUARY 31, 1989, ARTHUR CHESTER SKINNER, III, AS TRUSTEE OF THE ARTHUR CHESTER SKINNER, III REVOCABLE LIVING TRUST DATED FEBRUARY 10, 1984, AS AMENDED, VIRGINIA JONES CHAREST, FORMERLY KNOWN AS VIRGINIA SKINNER JONES, AS TRUSTEE OF THE VIRGINIA SKINNER JONES LIVING TRUST DATED SEPTEMBER 16, 1998, DAVID GODFREY SKINNER, AS TRUSTEE OF THE DAVID GODFREY SKINNER REVOCABLE LIVING TRUST DATED MARCH 12, 1986, AS AMENDED, PATRICIA SKINNER CAMPBELL, AS TRUSTEE OF THE PATRICIA SKINNER CAMPBELL REVOCABLE TRUST AGREEMENT DATED OCTOBER 24, 2002, AS AMENDED, CHRISTOPHER FORREST SKINNER, AS TRUSTEE OF THE CHRISTOPHER FORREST SKINNER REVOCABLE LIVING TRUST DATED NOVEMBER 28, 1989, and KATHERINE SKINNER NEWTON, AS TRUSTEE OF THE KATHERINE SKINNER NEWTON LIVING TRUST AGREEMENT DATED MARCH 31, 1987, as amended, owners of record (hereinafter collectively referred to as “SELLER”), and PREFERRED GROWTH PROPERTIES, LLC, a Delaware limited liability company, or its assigns (hereinafter referred to as “BUYER”)

WHEREAS, the Seller and Buyer entered into that certain Real Estate Purchase Agreement dated December 15, 2015 (the “Agreement”) for the sale and purchase of that certain real estate located in City of Jacksonville, Duval County, Florida, as more particularly defined in the Agreement (the “Property”); and as amended by that certain First Amendment to Real Estate Purchase Agreement, dated March 16, 2015; and

WHEREAS, the Buyer desires to extend the Inspection Period to allow additional time to complete its due diligence; and

WHEREAS, the parties have agreed to amend the Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Inspection Period. The Inspection Period is hereby extended through and including May 22, 2015.

2. Conflict. All of the terms and conditions of the Agreement shall remain in effect, if a conflict exists between the Agreement and this Amendment, the terms of this Amendment shall control.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be binding upon any party executing the same and all of which together shall constitute one and the same document.

4. Defined Terms. All terms not otherwise defined herein shall have the same meaning as ascribed to them in the Agreement.

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IN WITNESS WHEREOF, Seller and Buyer have each set their hands and seals hereto, or have caused this instrument to be executed by its duly authorized officer.

BUYER:

PREFERRED GROWTH PROPERTIES, LLC a Delaware limited liability company

By:	BOOKS-A-MILLION, INC.
a Delaware corporation Its Managing Member

By:	/s/ James F. Turner
James F. Turner
Executive Vice President, Business Development

Executed by above-named Buyer on the 15 day of May, 2015.

Buyer’s Address for Notices:

Mr. James F. Turner Books-A-Million, Inc. 402 Industrial Lane Birmingham, AL 35211

“SELLER”

/s/ Jan Malcolm Jones, Jr.	/s/ Randall Thomas Skinner
Jan Malcolm Jones, Jr., individually	Randall Thomas Skinner, individually

Date Executed: May 15, 2015	Date Executed: May 15, 2015

/s/ Edward Skinner Jones	/s/ Arthur Chester Skinner, III
Edward Skinner Jones, as Trustee of the Edward Skinner Jones Revocable Living Trust Dated January 31, 1989	Arthur Chester Skinner, III, as Trustee of the Arthur Chester Skinner, III Revocable Living Trust dated February 10, 1984, as amended

Date Executed: 15 May, 2015	Date Executed: May 15, 2015

/s/ Virginia Jones Charest	/s/ David Godfrey Skinner
Virginia Jones Charest, formerly known as Virginia Skinner Jones, as Trustee of the Virginia Skinner Jones Living Trust dated September 16, 1998	David Godfrey Skinner, as Trustee of the David Godfrey Skinner Revocable Living Trust dated March 12, 1986, as amended

Date Executed: May 15, 2015	Date Executed: May 15, 2015

/s/ Patricia Skinner Campbell	/s/ Christopher Forrest Skinner
Patricia Skinner Campbell, as Trustee of the Patricia Skinner Campbell Revocable Trust Agreement dated October 24, 2002, as amended	Christopher Forrest Skinner, as Trustee of the Christopher Forrest Skinner Revocable Living Trust dated November 28, 1989, as amended

Date Executed: May 15, 2015	Date Executed: 5/15, 2015

/s/ Katherine Skinner Newton
Katherine Skinner Newton, as Trustee of the Katherine Skinner Newton Living Trust Agreement dated March 31, 1987

Date Executed: 5/15, 2015

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